SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 7, 2006

LIFECELL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	01-19890	76-0172936
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Millenium Way
Branchburg, New Jersey	08876
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code   (908) 947-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 7, 2006, LifeCell Corporation (the “Registrant”) issued a press release regarding results for the fourth quarter and year ended December 31, 2005 and expected financial performance for 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Registrant’s results of operations and financial condition as of, and for the fourth quarter and year ended December 31, 2005. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as our outlook for 2006 operating results. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the failure to maintain or increase revenues from the sale of our AlloDerm products; the failure to comply with government regulations, including the FDA; claims for damages by third-parties, including product liability claims; our dependence on a limited number of sources for human cadaveric tissue; negative publicity about the use of donated human tissue in medical procedures; our ability to increase market penetration of our current products and to develop and commercialize new products; changes in third party reimbursement practices; the failure of third party sales representatives and distributors to adequately promote, market and sell our products; our inability to protect our intellectual property; the effects of competition; and the other factors listed under “Risk Factors” in our annual report and other reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1 - Press release dated March 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECELL CORPORATION

	By:	/s/ Steven T. Sobieski
Steven T. Sobieski
Chief Financial Officer

Date: March 7, 2006